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                                                                Exhibit (c)(ii)

                                           EMPLOYMENT AGREEMENT, dated as of
                                           July 7, 1997, by  and between THE MNI
                                           GROUP INC., a New Jersey corporation
                                           ("MNI"), and ELLIOT ELROD (the
                                           "Employee").


                           ------------------------

    MNI desires to engage Employee to perform services for MNI, and any present or future subsidiary or affiliate of MNI (collectively, with MNI, the "MNI Companies"), and Employee desires to perform such services, on the terms and conditions set forth below:


    NOW, THEREFORE, the parties agree as follows:


    1.   Employment, Term.

         MNI will employ Employee in its business, and Employee will work for MNI, for a term of three (3) years, commencing as of July 7, 1997 and ending on July 7, 2000, unless sooner terminated in accordance with Section 9 hereof.
Such period, including any extensions or renewals thereof, is referred to herein as the "Employment Period".


    2.   Duties.

         2.1 During the Employment Period, Employee shall serve as the President and Chief Executive Officer of K.O.S. Labs, Inc. and NutraPet Labs, Inc., each a subsidiary of MNI, and shall perform such other duties on behalf of MNI and exercise such authority as may from time to time reasonably be delegated to Employee by the Chairman of MNI and, if so requested by MNI's Chairman, on behalf of any one or more of the MNI Companies.

         2.2 Employee shall discharge his duties primarily from MNI's facility in Scottsdale, Arizona. Employee shall also engage in such travel in furtherance of his duties set forth in Section 2.1, as shall be reasonably requested by MNI.


    3.   Devotion of Time.

         3.1 During the Employment Period, Employee shall: (a) expend all of his working time for MNI; (b) devote his best efforts, energy and skill to the services of MNI and the promotion of its interests; and (c) not take part in activities known by

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Employee to be detrimental to the best interests of MNI or any of the
MNI Companies.

    4.   Compensation.

         4.1 In consideration for the services to be performed by Employee during the Employment Period hereunder, MNI shall compensate Employee at a base salary of $125,000 per annum. Such salary shall be subject to annual review, and possible increases (but not decreases), based on MNI's and the Employee's performance.

         4.2 Employee shall receive such additional bonuses, if any, during the Employment Period as shall be determined from time to time by MNI's Board of Directors (the "MNI Board") in its sole discretion.

         4.3 Employee shall also receive, contemporaneously with his execution hereof, an option to acquire up to an aggregate of 750,000 Common Shares of MNI, exercisable at a per share exercise price equal to the closing price of MNI's common shares on the first day of the Employment Period, as reported by NASDAQ, which option shall be in substantially the form attached hereto as Exhibit 4.3.


    5.   Reimbursement of Expenses; Additional Benefits.

         5.1 MNI shall pay directly, or reimburse Employee for, all reasonable and necessary expenses and disbursements incurred by him for and on behalf of MNI and/or the MNI Companies in the performance of his duties under this Agreement. For such purposes, Employee shall submit to MNI itemized written reports of such expenses (including bills and receipts) in accordance with MNI's policies, and shall obtain prior approval of an executive officer of MNI for each expense in excess of $500.

         5.2 Employee shall be entitled to paid vacations during the Employment Period in accordance with the then prevalent practices of MNI for its senior executives.

         5.3 During the Employment Period, Employee shall be entitled to participate in, and to receive benefits under, such employee benefit plans of MNI (including, without limitation, group life insurance and group medical insurance plans) as may exist from time to time for MNI's senior executives, generally, provided he meets the eligibility requirements thereof.

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    6.   Representations and Warranties of Employee.

         Employee represents and warrants to MNI that (a) Employee is under no contractual or other restriction or obligation which is inconsistent with the execution of this Agreement, the performance of his duties hereunder, or the other rights of MNI hereunder and (b) Employee is under no known mental or physical disability that would hinder his performance of duties under this Agreement.


    7.   Non-Competition and Secrecy.

         7.1 No Competing Employment. For so long as Employee is employed by MNI and continuing for one (1) year after (i) the termination of such employment by MNI (except if such termination shall be effectuated by MNI (or any successor) prior to the expiration of the Employment Period for reasons other than "cause" (as hereinafter defined)), or (ii) Employee's resignation therefrom (such period being referred to hereinafter as the "Restricted Period"), Employee shall not, directly or indirectly, own an interest in manage, operate, join, control, lend money, or render financial or other assistance to or participate in or be connected with, as an officer, employee, partner, stockholder, consultant or otherwise, any individual, partnership, firm, corporation or other business organization or entity that competes within the United States with MNI and/or any of the MNI Companies; provided, however, that nothing in this Section
7.1 shall prohibit Employee from making a non-controlling and passive investment in a corporation whose shares are publicly traded.

         7.2 No Interference. During the Restricted Period, Employee shall not, whether for his own account or for the account of any other individual, partnership, firm, corporation or other business organization (other than MNI), intentionally solicit, endeavor to entice away from MNI and/or any of the MNI Companies, or otherwise interfere with the relationship of MNI and/or any of the MNI Companies with, any person who is employed by or otherwise engaged to perform services for MNI and/or any of the MNI Companies or any person or entity who is, or was within the then most recent 12 month period, a customer or client of MNI and/or any of the MNI Companies.

         7.3 Secrecy. Employee recognizes that the services to be performed by him hereunder are special, unique and extraordinary in that, by reason of his employment hereunder, he may acquire confidential information and trade secrets concerning the operation of MNI and/or any of the MNI Companies, the use or disclosure of which could cause MNI and/or any of the MNI Companies substantial loss and damages which could not be readily calculated and for which no remedy at law would be adequate. Accordingly, Employee covenants and agrees with MNI that he will not at any time, except in performance of Employee' s obligations to MNI and/or any of the

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MNI Companies hereunder or with the prior written consent of MNI pursuant to authority granted by a resolution of the MNI Board, directly or indirectly, disclose any secret or confidential information that he may learn or has learned by reason of his association with MNI and/or any of the MNI Companies. The term "confidential information" includes, without limitation, information not previously disclosed to the public or to the trade by management of MNI and/or any of the MNI Companies, as applicable, with respect to the products, facilities, applications and methods, trade secrets and other intellectual property, systems, procedures, manuals, confidential reports, product price lists, customer lists, technical information, financial information (including the revenues, costs or profits associated with any of its or their products), business plans, prospects or opportunities but shall exclude any information already in the public domain.
 Notwithstanding anything to the contrary herein contained, Employee's obligation to maintain the secrecy and confidentiality of the confidential information under this Section 7 shall not apply to any such confidential information which is disclosed through any means other than as a result of any act by Employee constituting a breach of this Agreement or which is required to be disclosed under applicable law.

         7.4 Exclusive Property. Employee confirms that all confidential information is and shall remain the exclusive property of MNI. All business records, papers and documents kept or made by Employee relating to the business of MNI shall be and remain the property of MNI.

         7.5 Injunctive Relief. Without intending to limit the remedies available to MNI, Employee acknowledges that a breach of any of the covenants contained in this Section 7 may result in material irreparable injury to MNI and/or any of the MNI Companies for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of such a breach or threat thereof, MNI shall be entitled to seek to obtain a temporary restraining order and/or a preliminary injunction restraining Employee from engaging in activities prohibited by this Section 7 or such other relief as may be requires to specifically enforce any of the covenants in this Section 7.

         7.6 Extension of Restricted Period. In addition to the remedies MNI may seek and obtain pursuant to Section 7.5, the Restricted Period shall be extended by any and all periods during which Employee shall be found by a court possessing personal jurisdiction over him to have been in violation of the covenants contained in this Section 7.

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    8.   Patents.

         8.1 Employee agrees that any interest in patents, patent applications, inventions, copyrights, developments and processes (collectively, "Inventions") during the period he is employed by MNI, which Employee hereafter may develop or own relating to the fields in which MNI or any of the MNI Companies may then be engaged shall belong to MNI. Employee shall execute all such assignments and other documents and take all such other action as MNI may reasonably request in order to vest in MNI all his right, title and interest in and to each such Invention, free and clear of all liens, charges and encumbrances.


    9.   Early Termination.

         9.1 Employee's employment hereunder shall automatically be terminated upon the death of Employee or Employee's leaving the employ of MNI and, in addition, may be terminated, at the sole discretion of MNI, as follows:

              (a) upon five (5) days prior written notice by MNI to Employee, in the event of Employee's disability as set forth in
         Section 9.2 below; or

              (b) upon five (5) days prior written notice by MNI to Employee, in the event that MNI terminates Employee's employment hereunder for cause as set forth in Section 9.3 below.

         9.2 Employee shall be deemed disabled hereunder if, in the opinion of both a physician selected by MNI and a physician selected by Employee, he shall become physically or mentally unable or otherwise unable to perform his duties for MNI hereunder and such incapacity shall have continued for any period of six
(6)  months within any twelve (12) month period.

         9.3 For purposes hereof, "cause" shall mean termination of Employee's employment with MNI by the MNI Board in its sole discretion because of: (a) any act or omission which constitutes a material breach by Employee of his obligations or agreements under this Agreement, or the failure or refusal of Employee to satisfactorily perform in any material respect any duties reasonably required by MNI hereunder, or refusal to follow lawful instructions of the MNI Board consistent with Section 2.1, (b) Employee being convicted of the commission of a felony or a misdemeanor involving fraud, dishonesty or deceit, or the perpetration by Employee of a serious dishonest or fraudulent act, which act would have a material adverse effect on MNI or any of the MNI Companies or
(c) any other act or omission by Employee which, in the good faith opinion of the MNI Board, is injurious in any significant respect to the financial condition or business

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reputation of MNI or any of the MNI Companies which resulted from Employee's willful misconduct or gross negligence. The MNI Board shall give Employee advance notice of its intention to terminate Employee's employment pursuant to this Section and, when an act is capable of being cured or its occurrence subject to question, afford Employee a period of thirty days in which to cure such act or persuade the MNI Board that such act did not occur.

         9.4 (a) In the event that Employee's employment under this Agreement shall be terminated due to Employee's disability, then MNI shall pay to Employee or his designees, as the case may be, continuing base salary for a period of twelve (12) months at the rate set forth in Section 4.1 hereof.

              (b) In the event that Employee's employment under this Agreement shall be terminated by Employee, or by MNI for cause, then MNI shall not be obligated to make any severance payments whatsoever to Employee hereunder.

         9.5 In the event that either (a) both Arnold Gans and Myra Gans are no longer employed by and are no longer serving as directors of the Company or
(b) all or substantially all of the assets of MNI or both K.O.S. Labs,Inc. and NutraPet Labs, Inc. are sold or MNI merges or consolidates with another entity and does not retain control over the merged or consolidated entity, upon five
(5) days prior written notice to the Company, Employee may elect to terminate his employment under this Agreement.

         9.6 Regardless of the reason for termination of Employee's employment under this Agreement, Employee shall be entitled to the compensation set forth in Section 4.1 hereof which shall have accrued but be unpaid at the effective time of termination.

         9.7 The covenants, agreements, representations, and warranties contained in or made pursuant to this Agreement (including, specifically, the covenants set forth in Sections 7 and 8) shall survive Employee's termination of employment, irrespective of any investigation made by or on behalf of any party, for a period of one (1) year measured from the date of such termination.


    10.  Assignment.

    This Agreement, as it relates to the employment of the Employee, is a personal contract and the rights, interests and obligations of the Employee hereunder may not be sold, transferred, assigned, pledged or hypothecated. Except as otherwise herein expressly provided, this Agreement shall be binding upon and inure to the benefit of Employee and his personal representatives and shall inure to the benefit of and be binding upon MNI and its successors and assigns, including without limitation, any

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corporation or other entity into which MNI is merged or which acquires all of the outstanding shares of MNI's capital stock, or all or substantially all of the assets of MNI.

    11.  Notices.

         Any notice required or permitted to be given pursuant to this Agreement shall be deemed given three (3) business days after such notice is mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given, addressed as follows:

         (a)  if to Employee:

         Elliot Elrod
         7335 E. Acona Drive
         Scottsdale, Arizona  85260

         With a copy to:

         Gould & Ratner
         222 North La Salle Street
         Chicago, Illinois 60601
         Attn: Fredric D. Tannenbaum, Esq.


         (b)  if to MNI:

         The MNI Group Inc.
         10 West Forest Avenue
         Englewood, New Jersey 07631
         Attn: Chairman

         With a copy to:

         Cooperman Levitt Winikoff
           Lester & Newman, P.C.
         800 Third Avenue
         New York, New York 10022
         Attn: Ira I. Roxland, Esq.


or to such other address as any such party shall designate by written notice to the other party.


    12.  Governing Law.

         This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to conflict of laws.

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    13.  Waiver.

         The waiver by either party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach. The failure of a party to insist upon strict adherence to any provision of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that provision or any other provision of this Agreement. Any waiver must be in writing.


    14.  Severability.

         If any provision of this Agreement, or the application of such provision to any person or circumstance, is declared by any arbitration panel or court of competent jurisdiction to be invalid or unenforceable:

         14.1 Such invalidity or unenforceability shall not affect the remaining provisions of this Agreement or the application of such provisions to persons or circumstances other than those to which it is held invalid or unenforceable;

         14.2 If such invalidity or unenforceability is due to the court's determination that the provision's scope is excessively broad or restrictive under applicable law then in effect, the parties hereby jointly request that such provision be construed by modifying its scope so as to be enforceable to the fullest extent compatible with applicable law then in effect; and

         14.3 If any provision is held to be invalid or unenforceable with respect to a particular circumstance, such provision shall nevertheless remain in full force and effect in all other circumstances, subject to the other provisions of this Section 14.


    15.  Entire Agreement.

         15.1 This Agreement constitutes the entire agreement and understanding between the parties with respect to the employment of the Employee and there are no representations, warranties or commitments except as set forth herein. This Agreement supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether written or oral, of the parties hereto relating to the transactions contemplated by this Agreement.

         15.2 This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement, except as provided in Section 10 hereof.

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    IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the day and year first above written.

                             THE MNI GROUP INC.


                             By:/s/Arnold Gans
                                --------------------------------------
                                Name:  Arnold Gans
                                Title: President


                                /s/Elliot Elrod
                                --------------------------------------
                                Elliot Elrod




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